ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
Accounts payable	$ 4,027	$ 3,869
Payroll related liabilities	22	23
Other accrued liabilities	5	5
Accounts payable and accrued liabilities	4,054	3,897
Accounts payable to related parties (Note 22)	55	27
Accrued interest payable to related party (Note 9)	659	219
Total	$ 4,768	$ 4,143